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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 22, 1997
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                              PRI Automation, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                      0-24934                 04-2495703
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(State or Other Jurisdiction           (Commission             (IRS Employer
   of Incorporation)                   File Number)          Identification No.)


805 Middlesex Turnpike, Billerica,  Massachusetts                     01821
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   (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (508) 670-4270
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On February 18, 1997, the Company's Board of Directors voted to effect a stock split by means of a stock dividend of one share of fully paid and nonassessable Common Stock on each share of Common Stock issued and outstanding at the close of business on April 22, 1997, contingent on stockholder approval of an amendment to the Company's Restated Articles of Organization to increase the number of authorized shares of Common Stock from 12,000,000 to 24,000,000 shares (the "Amendment"). On April 22, 1997 the Company's stockholders approved the Amendment. The payment date for the stock dividend is May 2, 1997.

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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                       By /s/ Stephen D. Allison
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                                          Stephen D. Allison
                                          Chief Financial Officer



Date: April 23, 1997

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